Exhibit 10.101

                      SECURITY AGREEMENT AND ASSIGNMENT OF
                                  E-LOAN, INC.

     This Security Agreement And Assignment ("AGREEMENT") is executed as of April 2, 2001, by E-LOAN, INC., a Delaware corporation ("Debtor"), for the benefit of BANK ONE, NA, a national banking association with its principal offices in Columbus, Ohio ("SECURED PARTY").

     FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Debtor hereby covenants and agrees with Secured Party as follows:

     1. REFERENCE TO LOAN AGREEMENT. This Agreement is being executed and delivered in connection with that certain Loan Agreement (as the same may have been or hereafter be renewed, extended, amended, supplemented, or modified, the "LOAN AGREEMENT"), dated as of the date hereof, between Debtor and Secured Party. The terms, conditions, and provisions of the Loan Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as Secured Party is obligated to lend under the Loan Agreement and thereafter until the Obligations are paid and performed in full.

     2. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either the Loan Agreement or in the UCC is used in this Agreement with the same meaning; PROVIDED, THAT, (a) if the definition given a term in the Loan Agreement conflicts with the definition given that term in the UCC, the Loan Agreement definition shall control to the extent legally allowable, and (b) if any definition given a term in Article 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

     COLLATERAL has the meaning set forth in PARAGRAPH 4 hereof.

     OBLIGOR means any Person obligated with respect to any of the Collateral, whether as an obligor on chattel paper, account debtor, obligor on an instrument, issuer of securities, or otherwise.

     SECURITY INTEREST means the security interest granted and the pledge and assignment made under Paragraph 3 hereof.

     UCC means the Uniform Commercial Code as enacted in the State of Ohio or other applicable jurisdiction, as amended at the time in question.

     3. SECURITY INTEREST. In order to secure the full and complete payment of the Obligations when due and performance under the Loan Agreement and other Loan Documents and all other obligations of Debtor to Secured Party and any subsidiary or

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                                                                  Exhibit 10.101


affiliate of Secured Party, whether now existing or hereafter arising, Debtor hereby grants to Secured Party a security interest in the Collateral and pledges and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Agreement. Such security interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto.

     4. COLLATERAL. As used herein, the term "Collateral" means all property, now owned or hereafter acquired or arising, of DEBTOR, including, without limitation, the following items and types of property:

          (a) All of Debtor's interest in Contracts, chattel paper, lease agreements, conditional or installment sales contracts, other instruments or documents (which shall include any and all certificates of title and other such security instruments) evidencing both a debt and security interest in motor vehicles.

          (b) All other present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments and all Rights arising therefrom, inventory, including, without limitation, vehicles held as inventory for sale, equipment, computer hardware and software, fixtures, securities, customer lists, other goods, money, and deposit accounts, wherever located, now owned or hereafter acquired by Debtor, and any and all present and future tax refunds of any kind whatsoever to which Debtor is now or shall hereafter become entitled.

          (c)  All cash and securities (whether or not marketable) of Debtor.

          (d) The balance of every deposit account of Debtor and any other claim of Debtor against Secured Party or any of its Affiliates, now or hereafter existing, whether liquidated or unliquidated.

          (e) The balance of every deposit account of Debtor and any other claim of Debtor against any other bank or other form of financial institution, now or hereafter existing, whether liquidated or unliquidated.

          (f) All present and future increases, profits, combinations, reclassification, improvements, and products of, accessions, attachments, and other additions to, tools, parts, and equipment used in connection with, and substitutes and replacements for, all or part of the Collateral heretofore described.

          (g) All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and non-cash proceeds, and other Rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other Person with respect to, all or any part of the Collateral heretofore described in this clause or otherwise.

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                                                                  Exhibit 10.101


          (h) All present and future security for the payment to Debtor of any of the Collateral heretofore described and goods which gave or will give rise to any of such Collateral or are evidenced, identified, or represented therein or thereby.

          (i) All books and records (including, without limitation, customers lists, credit files, tapes, ledger cards, computer software and hardware, electronic data processing software, computer programs, computer printouts and other computer materials and records) evidencing or containing information regarding or otherwise pertaining to any of the foregoing.

PROVIDED, HOWEVER, that the Collateral shall not in any event include (i) the property described in attached Attachment I or (ii) the property described in attached Attachment II.

     The  description  of Collateral  contained in this Paragraph 4 shall not be
deemed  to  permit  any  action   prohibited  by  this  Agreement  or  by  terms
incorporated in this Agreement.

     5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that:

          (a) Debtor's chief executive office is located at the address as shown on SCHEDULE I. The present and foreseeable location of Debtor's books and records concerning the Collateral is its chief executive office, and all such books, records and Collateral are in Debtor's possession. All of Debtor's assets are currently located at the locations described on
     SCHEDULE I.

          (b) The Collateral that is or may be fixtures is located on or affixed to the real property described on ANNEX A (but the failure of such description to be accurate or complete shall not impair the Security Interest in such Collateral).

          (c) All Collateral that is Contracts, accounts, chattel paper, instruments, or general intangibles is free from any claim for credit, deduction, or allowance of an Obligor and free from any defense, dispute, setoff, or counterclaim, and there is no extension or indulgence with respect thereto.

          (d) At the option of Secured Party, all Collateral that is Contracts, accounts, contract rights, chattel paper, or instruments will be paid in full at maturity, and, if not paid, at Secured Party's option such unpaid amount may be deducted from any payment then or thereafter due from Secured Party to Debtor, and Secured Party may retain such Contract, account, chattel paper, or instrument as Collateral for any outstanding portion of the Obligations.

          (e) SCHEDULE II sets forth a correct and complete listing of all real property owned by Debtor and a legal description with respect thereto, all leases and subleases of real or personal property by Debtor as lessee or sublessee, and

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                                                                  Exhibit 10.101


     all leases and subleases or real or personal property by Debtor as lessor, lessee, sublessor or sublessee. All Collateral that is an assigned contract or assigned lease is in full force and effect; there have been no renewals or extensions of, or amendments, modifications, or supplements to, any thereof about which Secured Party has not been advised in writing; Debtor is in possession of the property covered by each such assigned lease; and, no default or potential default has occurred and is continuing under any such assigned contract or assigned lease.

          (f) Debtor owns all presently existing Collateral, and will acquire all hereafter acquired Collateral, free and clear of all Liens, except Permitted Liens that have been disclosed in writing to Secured Party.

     The delivery at any time by Debtor to Secured Party of Collateral or of additional specific descriptions of certain Collateral shall constitute a representation and warranty by Debtor to Secured Party hereunder that the representations and warranties of this PARAGRAPH 5 are true and correct with respect to each item of such Collateral.

     6. CERTAIN COVENANTS. So long as Secured Party is committed to extend credit to Debtor under the Loan Agreement and thereafter until the Obligations are paid and performed in full, Debtor covenants and agrees with Secured Party that Debtor will:

          (a) Maintain at Debtor's chief executive office a current record of where all Collateral is located, permit representatives of Secured Party to inspect and make abstracts from such records, and furnish to Secured Party, at such intervals as Secured Party may reasonably request, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep Secured Party informed with respect to the identity, location, status, condition, and value of the Collateral.

          (b) Fully perform all of Debtor's duties under and in connection with each transaction to which the Collateral, or any part thereof, relates, so that the amounts thereof shall actually become payable in their entirety to Secured Party.

          (c) Promptly notify Secured Party of any dispute, claim, action, or proceeding which might have a Material Adverse Effect on all or any of the Collateral or the Security Interest and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding.

          (d) Hold in trust (and not commingle with other assets of Debtor) for Secured Party all Collateral that is Contracts, chattel paper, instruments, or documents at any time received by Debtor and promptly deliver same to Secured Party unless Secured Party at its option (which may be evidenced only by a writing signed by Secured Party stating that Secured Party elects to permit Debtor to so retain) permits Debtor to retain the same.

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
                                                                  Exhibit 10.101


          (e) Not sell, lease, or otherwise dispose of, or permit the sale, lease, or disposition of, any Collateral except for sales, leases, and other dispositions permitted by the terms of the Loan Agreement.

          (f) Use, operate, maintain, and store the Collateral that is equipment, with reasonable care, skill, and caution and keep the same in good repair, working order, and conditions, and promptly make all necessary repairs or replacements to that end.

          (g) At Debtor's expense and Secured Party's request, before or after an Event of Default, file or cause to be filed such applications and take such other actions as Secured Party may request to obtain the consent or approval of any Governmental Authority to Secured Party's Rights hereunder, including, without limitation, the right to sell all the Collateral upon an Event of Default without additional consent or approval from such Governmental Authority (and, because Debtor agrees that Secured Party's remedies at Law for failure of Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Debtor agrees that its covenants in this provision may be specifically enforced).

          (h) From time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest.

          (i) Not use any of the Collateral, or permit the same to be used, for any unlawful purpose or in any manner inconsistent with the provisions or requirements of any policy of insurance thereon, nor affix or install any accessories, equipment, or device on the Collateral or on any component thereof if such addition will impair the original intended function or use of the Collateral or such component.

          (j) Not modify or substitute, or permit the modification or substitution of, any contract to which any of the Collateral which is chattel paper or accounts relates, nor extend or grant indulgences regarding any chattel paper or account which is Collateral.

          (k) Not relocate its chief executive office or place where Debtor's books and records related to accounts and chattel paper are kept, or otherwise relocate any of the other Collateral to a county, parish, or state other than as indicated above unless prior thereto Debtor (i) gives Secured Party thirty days prior written notice of such proposed relocation (such notice to include, without limitation, the name of the county or parish and state into which such relocation is to be made) and (ii) (unless the relocation is to a jurisdiction in which existing financing statements or other required filings have previously been made to perfect the Security Interest in such Collateral) executes and delivers all such additional documents and performs all additional acts as Secured Party, in its sole discretion,

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
                                                                  Exhibit 10.101


     may request in order to continue or maintain the existence and priority of the Security Interest in such Collateral, and not relocate any of the Collateral to any commonwealth, nation, territory, possession, or country outside the United States of America.

          (l) Not change Debtor's name or address to which it is entitled to receive notices hereunder unless prior thereto Debtor gives Secured Party thirty days prior written notice of such proposed change and executes and delivers all such additional documents and performs all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interest in all of the Collateral.

     7. DEFAULT; REMEDIES. Should an Event of Default occur, Secured Party may, at its election, exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by the Loan Documents, at law, in equity, or otherwise, including, without limitation, (a) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, (b) surrendering any policies of commercial insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligations, (c) applying by appropriate judicial proceedings for appointment of a receiver, without notice to Debtor, either before or after judgment is obtained against Debtor by Secured Party, for all or part of the Collateral irrespective of the value of such Collateral (and Debtor hereby irrevocably consents to any such appointment and to jurisdiction and venue of such appointment in state or federal courts in Franklin County, Ohio, at the option of Secured Party), (d) applying to the Obligations any cash held by Secured Party under this Agreement, and (e) open Debtor's commercial mail and collect any and all amounts due such Debtor from account debtors or insurers and exercise any and all of such Debtor's rights and remedies with respect to such accounts and Policies. Secured Party shall provide Debtor not less than ten (10) calendar days written notice prior to any sale or other intended disposition of the Collateral by Secured Party. The Secured Party may sell the Collateral at public or private sale and may purchase at such sale or sales the Collateral for its own account (with whatever consequential credit to the Obligations as may be required herein or by law).

     8.   NOTICE AND APPLICATION OF PROCEEDS.

          (a) NOTICE. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC; PROVIDED, THAT, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this CLAUSE (a).

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                                                                  Exhibit 10.101


          (b) APPLICATION OF PROCEEDS. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this PARAGRAPH 8 in the following order: first, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale or other disposition, in arranging for such sale or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward repayment of amounts expended by Secured Party under PARAGRAPH 9; third, toward payment of the balance of the Obligations in such order and manner as Secured Party, in its discretion, may deem advisable, or as a court of competent jurisdiction may direct, fourth, to Debtor. If the proceeds are insufficient to pay the Obligations in full, Debtor shall remain liable for any deficiency.

     9.   OTHER RIGHTS OF SECURED PARTY.

          (a) PERFORMANCE. In the event Debtor shall fail to pay when due all Taxes on any of the Collateral, or to preserve the priority of the Security Interest in any of the Collateral as required by this Agreement, or otherwise fail to perform any of its obligations under the Loan Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or take all other action which Debtor is required, but has failed or refused to take under the Loan Documents. Any sum which may be reasonably expended or paid by Secured Party under this CLAUSE (a) (including, without limitation, court costs and reasonable attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the Obligations.

          (b) COLLECTION. Upon notice from Secured Party, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to insurance proceeds payable by reason or loss or damage to any of the Collateral) is hereby authorized and directed by Debtor to make payment directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Secured Party shall have the right in its own name or in the name of Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral; to send requests for verification of obligations

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                                                                  Exhibit 10.101


     to any Obligor; and to do all other acts and things necessary to carry out the intent of this Agreement. If any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatever to anyone except Debtor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party. The Rights granted Secured Party under this clause (b) may be exercised only upon the occurrence of a Default or an Event of Default and so long as such Default or Event of Default is continuing.

          (c) CERTAIN PROCEEDS. Upon the occurrence of a Default or an Event of Default and so long as such Default or Event of Default is continuing, any cash proceeds of Collateral which come into the possession of Secured Party may, at Secured Party's option, be applied in whole or in part to the Obligations (to the extent then due), be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by Secured Party as additional Collateral. Any cash Collateral in the possession of Secured Party may only be invested by Secured Party in certificates of deposit issued by Secured Party (if Secured Party issues such certificates), or in securities issued or guaranteed by the United States of America or any agency thereof.
     Secured Party shall never be obligated to make any such investment and shall never have any liability to Debtor for any loss which may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Party in the same manner as other cash Collateral.

          (d) USE AND OPERATION OF COLLATERAL. Should any Collateral come into the possession of Secured Party, Secured Party may use or operate such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other Rights held by Secured Party in respect of such Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses (including, without limitation, the cost of any insurance and payment of Taxes or other charges) incurred by Secured Party in connection with its custody and preservation of Collateral, and all such expenses, costs, Taxes, and other charges shall bear interest at the Default Rate until repaid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall become part of the Obligations. However, the risk of accidental loss or

                                                                  Exhibit 10.101

     damage to, or diminution in value of, Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Secured Party, Secured Party shall have no duty to fix or preserve Rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. The provisions of this CLAUSE (d) shall be applicable whether or not a Default or an Event of Default has occurred and is continuing.

          (e) PURCHASE MONEY COLLATERAL. To the extent that Secured Party has advanced or will advance funds to or for the account of Debtor to enable Debtor to purchase or otherwise acquire Rights in Collateral, except as otherwise provided in the Loan Agreement, Secured Party, at its option, may pay such funds (i) directly to the Person from whom Debtor will make such purchase or acquire such Rights, or (ii) to Debtor, in which case Debtor covenants to promptly pay the same to such Person, and forthwith furnish to Secured Party evidence satisfactory to Secured Party that such payment has been made from the funds so provided by Secured Party for such payment.

          (f) SUBROGATION. If any of the Obligations are given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, Secured Party shall be, and is hereby, subrogated to all of the Rights, titles, interests, and Liens securing the indebtedness so renewed, extended, or paid.

          (g) INDEMNIFICATION. DEBTOR HEREBY ASSUMES ALL LIABILITY FOR THE COLLATERAL, FOR THE SECURITY INTEREST, AND FOR ANY USE, POSSESSION, MAINTENANCE, AND MANAGEMENT OF, ALL OR ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY TAXES ARISING AS A RESULT OF, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED HEREIN, AND AGREES TO ASSUME LIABILITY FOR, AND TO INDEMNIFY AND HOLD SECURED PARTY HARMLESS FROM AND AGAINST, ANY AND ALL CLAIMS, CAUSES OF ACTION, OR LIABILITY, FOR INJURIES TO OR DEATHS OF PERSONS AND DAMAGE TO PROPERTY, HOWSOEVER ARISING FROM OR INCIDENT TO SUCH USE, POSSESSION, MAINTENANCE, AND MANAGEMENT, WHETHER SUCH PERSONS BE AGENTS OR EMPLOYEES OF DEBTOR OR OF THIRD PARTIES, OR SUCH DAMAGE BE TO PROPERTY OF DEBTOR OR OF OTHERS. DEBTOR AGREES TO INDEMNIFY, SAVE, AND HOLD SECURED PARTY HARMLESS FROM AND AGAINST, AND COVENANTS TO DEFEND SECURED PARTY AGAINST, ANY AND ALL LOSSES, DAMAGES, CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, COURT COSTS AND REASONABLE ATTORNEYS' FEES, HOWSOEVER ARISING OR INCURRED BECAUSE OF, INCIDENT TO, OR WITH RESPECT TO COLLATERAL OR ANY USE, POSSESSION, MAINTENANCE, OR MANAGEMENT THEREOF (A "CLAIM"). IN THE EVENT THAT ANY CLAIM IS BROUGHT AGAINST SECURED PARTY, SECURED PARTY AGREES TO GIVE PROMPT WRITTEN NOTICE TO DEBTOR WITH RESPECT TO SAME, TOGETHER WITH A COPY OF SUCH CLAIM, AND SO LONG AS NO EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING, DEBTOR SHALL HAVE THE RIGHT IN GOOD FAITH AND BY APPROPRIATE

                                                                  Exhibit 10.101


     PROCEEDINGS TO DEFEND SECURED PARTY AGAINST SUCH CLAIM AND EMPLOY COUNSEL ACCEPTABLE TO SECURED PARTY TO CONDUCT SUCH DEFENSE (AT DEBTOR'S SOLE EXPENSE) SO LONG AS SUCH DEFENSE SHALL NOT INVOLVE ANY DANGER OF THE FORECLOSURE, SALE, FORFEITURE OR LOSS, OR IMPOSITION OF ANY LIEN, OTHER THAN A PERMITTED LIEN, ON ANY PART OF THE COLLATERAL, OR SUBJECT SECURED PARTY TO CRIMINAL LIABILITY. SHOULD DEBTOR ELECT TO ENGAGE ITS OWN COUNSEL ACCEPTABLE TO SECURED PARTY, SECURED PARTY MAY CONTINUE TO PARTICIPATE IN THE DEFENSE OF ANY SUCH CLAIM AND WILL RETAIN THE RIGHT TO SETTLE ANY SUCH MATTER ON TERMS AND CONDITIONS SATISFACTORY TO SECURED PARTY AND DEBTOR. ALL SUCH SETTLEMENTS SHALL BE PAID BY AND REMAIN THE SOLE RESPONSIBILITY OF DEBTOR. IN THE EVENT DEBTOR DOES NOT ACCEPT THE DEFENSE OF THE CLAIM AS PROVIDED ABOVE, SECURED PARTY SHALL HAVE THE RIGHT TO DEFEND AGAINST SUCH CLAIM, IN ITS SOLE DISCRETION, AND PURSUE ITS RIGHTS HEREUNDER.

          (h) DIMINUTION IN VALUE OF COLLATERAL. Secured Party shall have no liability or responsibility whatsoever for any diminution in or loss of value of any Collateral.

          (i) APPOINTMENT OF ATTORNEY-IN-FACT. Debtor hereby irrevocably appoints Secured Party or its designee as Debtor's attorney-in-fact, with full authority in the place instead of Debtor, from time to time in Secured Party's discretion prior to, upon, during, and after an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation, (i) to perfect and continue to perfect the security interests created by this Agreement; (ii) to ask, demand, collect or sue for, recover, compound, receive and give acquittance in receipts for any monies due or becoming due under or in respect for any Collateral;
     (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with the Collateral; and (iv) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary to desirable for the collection of any Collateral or otherwise to enforce the rights of Secured Party in the Collateral; and, in addition to the foregoing, after an Event of Default, to sell or assign any chattel paper held as Collateral upon such terms, for such amounts and at such time or times Secured Party deems advisable. Secured Party shall give Debtor three (3) business days prior written notice before exercising authority as attorney-in-fact prior to the occurrence of an Event of Default.

     10.  MISCELLANEOUS

          (a) REFERENCE TO MISCELLANEOUS PROVISIONS. This Agreement is one of the "Loan Documents" referred to in the Loan Agreement.

          (b) TERM. Upon full and final payment and performance of the Obligations by Debtor and extinguishment of the Commitment, this Agreement shall automatically thereafter terminate; PROVIDED, THAT, no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this

                                                                  Exhibit 10.101


     Agreement, but shall be fully protected in making payment directly to Secured Party.

          (c) ACTIONS NOT RELEASED. The Security Interest and the Debtor's obligations and Secured Party's Rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligations; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligations; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Documents without the notification or consent of Debtor, except as required therein (the Right to such notification or consent being herein specifically waived by Debtor); (iv) any renewal, extension, or rearrangement of the payment of any or all of the Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party to Debtor; (v) any neglect, delay, omission, failure, or refusal of Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligations; (vi) any failure of Secured Party to notify Debtor of the release of any other security; (vii) the illegality, invalidity, or unenforceability of all or any part of the Obligations against any party obligated with respect thereto by reason of the fact that the Obligations, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligations, or any part thereof, is ULTRA VIRES, or the officers, partners, members or trustees creating same acted in excess of their authority, or for any other reason; or (viii) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party is required to refund such payment or pay the amount thereof to someone else.

          (d)  WAIVERS.  To the fullest extent  permitted by Law,  Debtor WAIVES
     (i) any Right to require Secured Party to proceed against any other Person, to exhaust its Rights in the Collateral, or to pursue any other Right which Secured Party may have; and (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate.

          (e) WAIVER OF MARSHALLING. To the fullest extent permitted by Law, Debtor agrees that it will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Debtor, for itself, its heirs, devisees, representatives, receivers, trustees, successors and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, Debtor hereby WAIVES and RELEASES all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshalling of its

                                                                  Exhibit 10.101

     assets, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

          (f) FINANCING STATEMENT. Secured Party shall be entitled at any time to file this Agreement or a carbon, photographic, or other reproduction of this Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Agreement.

          (g) AMENDMENTS. This instrument may be amended only by an instrument in writing executed jointly by Debtor and Secured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

          (h) MULTIPLE COUNTERPARTS. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

          (i) PARTIES BOUND; ASSIGNMENT. This Agreement shall be binding on Debtor and its successors and assigns and shall inure to the benefit of Secured Party and Secured Party's successors and assigns. Debtor may not, without the prior written consent of Secured Party, assign any Rights, duties, or obligations hereunder. In the event of an assignment of all or part of the Obligations, the Security Interest and other Rights and benefits hereunder to the extent applicable to the part of the Obligation so assigned, may be transferred therewith.

          (j) COLLATERAL AGENT. Secured Party may, within its sole discretion, appoint one or more collateral agents as bailee-in-possession ("Collateral Agent") to perfect its interests in and to administer the Collateral or any part thereof, including, without limitation, any notes, accounts, chattel paper or other documents or instruments evidencing of the foregoing. Debtor shall pay all costs, fees and other charges of such Collateral Agent.

          (k) AGREEMENT WITH RESPECT TO PREVENTION AND RESOLUTION OF DISPUTES. This Agreement shall be governed by, and shall be construed and enforced in accordance with a certain Agreement With Respect to Prevention and Resolution of Disputes, the terms and provisions of which are incorporated herein.

          (l) ENTIRETY. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE DEBTOR AND SECURED PARTY AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER HEREOF.

                                                                  Exhibit 10.101


SECURED PARTY:                                   DEBTOR:
Bank One, NA                                     E-Loan, Inc.

By:  /s/ CRAIG LARSON                            By:  /s/ MATT ROBERTS
     ---------------------------                      --------------------------
     Craig Larson

Its: Commercial Loan Officer                     Its: CFO
     1111 Polaris Parkway #3J                    5875 Arnold Road
     Columbus, Ohio  43240                       Dublin, CA  94568

                                                 3563 - 501 Philips Highway
                                                 Jacksonville, FL  32207

                                                                  Exhibit 10.101


                                   SCHEDULE I

                                  E-LOAN, INC.

                                    LOCATIONS

A.   Location of Chief Executive Office:

     5875 Arnold Road
     Dublin, CA  94568

B.   Location of Books and Records as to Chattel Paper and Accounts:

     3563 - 501 Philips Highway
     Jacksonville, FL  32207

     5875 Arnold Road
     Dublin, CA  94568

C.   Location of Other Collateral:

     3563 - 501 Philips Highway
     Jacksonville, FL  32207

D.   Location of Any Other Place(s) of Business:

     Main Corporate Office:
     5875 Arnold Road
     Dublin, CA  94568

     Branch Office (Main Location of Auto Operations):
     3563 - 501 Philips Highway
     Jacksonville, FL  32207



                           [TO BE COMPLETED BY DEBTOR]

                                                                  Exhibit 10.101


                                   SCHEDULE II

                              REAL PROPERTY; LEASES

5875 ARNOLD ROAD, DUBLIN, CA   94568

Multi-Tenant Office Triple Net Lease dated August 19, 1998, between Creekside South Trust, a Maryland Business Trust as Lessor and E-Loan, Inc. as Lessee;

Standard Sublease dated October 20, 2000, between E-LOAN, Inc. as Sub-Lessor and Pagoo, Inc. as Sub-Lessee.

3563 PHILIPS HIGHWAY, JACKSONVILLE, FL 32207

Metro Square Office Lease Agreement dated February 4, 2000, between Southpart Corporate Center, LLC as Lessor and E-LOAN, Inc. as Lessee.

EQUIPMENT LEASE

Master Lease Agreement dated March 4, 1998, between Comdisco, Inc., as Lessor and E-LOAN, Inc. as Lessee.




                           [TO BE COMPLETED BY DEBTOR]

                                                                  Exhibit 10.101


                                     ANNEX A
                          DESCRIPTION OF REAL PROPERTY

DEBTOR DOES NOT OWN ANY REAL PROPERTY.

DEBTOR HAS LEASEHOLD INTERESTS IN REAL PROPERTY, AS DESCRIBED ON SCHEDULE II.








                           [TO BE COMPLETED BY DEBTOR]